UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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Filed by a Party other than the Registrant ☐
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☐       Preliminary Proxy Statement
☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☒       Definitive Additional Materials
☐       Soliciting Material Pursuant to §240.14a-12
Entergy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Entergy Corporation
639 Loyola Avenue
New Orleans, LA 70113

April 23, 2010

YOUR VOTE IS IMPORTANT TO US

Dear Entergy Shareholder:

We value your input as a holder of Entergy Corporation common stock. To date, our records indicate that we have not received your vote on the matters to be presented at our upcoming Annual Meeting of Shareholders, which will be held on May 7, 2010, at the Hilton Jackson in Jackson, Mississippi. The agenda includes the election of directors, the ratification of the selection of our independent registered accountants, and approval of the Amended and Restated Entergy Corporation Executive Annual Incentive Plan.

We urge you to vote your shares “FOR” each of the director nominees and each of the other proposals on the agenda for the meeting as soon as possible. You may choose to vote by mail, by telephone or via the Internet. For your convenience, a duplicate proxy card and return envelope are enclosed, along with telephone and Internet voting instructions.

If you already have voted, we thank you for your response and your continued support.

Thank you for your investment in Entergy Corporation and your consideration of this matter.

Sincerely,

/s/ J. Wayne Leonard
J. Wayne Leonard
Chairman and Chief Executive Officer

 ***IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES***
Recently, NYSE and SEC rule changes were enacted changing how shares held in brokerage accounts are voted in director elections. If YOU do not vote your shares on proposal one (Election of Directors), your brokerage firm can no longer vote them for you; your shares will remain unvoted. Previously, if your broker did not receive instructions from you, they were permitted to vote your shares for you in director elections. However, starting January 1, 2010, under changes to NYSE Rule 452, brokers will no longer be allowed to vote uninstructed shares.

Therefore, it is very important that you vote your shares for all proposals including the election of directors.

In addition to checking the appropriate boxes on the enclosed vote instruction form, signing and returning it in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day:

Vote by Internet

Go to website: www.proxyvote.com

Follow these four easy steps: 

• Read the accompanying Proxy materials.

• Go to website www.proxyvote.com.

• Have your vote instruction form in hand when you access the website.

• Follow the simple instructions.

********* Note **********

When voting online, you may also elect to give your consent to have all future proxy materials delivered to you electronically

 Vote by Telephone

Call toll-free on a touch-tone phone in the U.S. or Canada

Follow these four easy steps:

• Read the accompanying Proxy materials.

• Call the toll-free phone number printed on the enclosed vote instruction form.

• Have your vote instruction form in hand when you call the toll-free number.

• Follow the recorded instructions:
      * Press 1 to vote as the Board recommends
      * Press 2 to vote each proposal individually

Do not return your vote instruction form if you are voting by Internet or Telephone

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 7, 2010.

ENTERGY CORPORATION	Meeting Information Meeting Type: Annual Meeting For holders as of: March 9, 2010 Date: May 7, 2010 Time: 10:00 a.m. Location: Hilton Jackson 1001 East County Line Road Jackson, Mississippi 39211

You are receiving this communication because you hold shares in the above named company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

SEE TE
- Before You Vote -
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT NOTICE & PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before April 25, 2010 to facilitate timely delivery.

- How To Vote -
Please Choose One of the Following Voting Methods

Vote In Person:  If you choose to vote these shares in person at the meeting, you must request a "legal proxy."  To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Telephone:  To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.

Vote By Mail:  Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.Election of DirectorsFor Against Abstain

1a.M. S. Bateman□ □ □
1b.   W. F. Blount    □ □ □
1c.G. W. Edwards□ □ □
1d.A. M. Herman□ □ □
1e.D. C. Hintz      □ □ □
1f. J. W. Leonard□ □ □
1i. J. R. Nichols   □ □ □
1g. S. L. Levenick□ □ □
1h.S. C. Myers     □ □ □
1j. W. A. Percy, II□ □ □
1k. W. J. Tauzin   □ □ □
1l.S. V. Wilkinson□ □ □

2.  Ratification of Selection of Deloitte & Touche LLP as independent registered public accountants for 2010.

3.  Approval of the Amended and Restated Entergy Corporation Executive Annual Incentive Plan.

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

ForAgainstAbstain □□□ □□□

Non-Voting Items

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	□

Voting Instructions

                                           /     /
Signature 1 - (Please sign on line)Signature 2 - (Joint Owners)Date - (Please print date)